                         NOTICE OF GUARANTEED DELIVERY

                            FOR TENDER OF SHARES OF
        11 1/4% SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                          NEBCO EVANS HOLDING COMPANY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Nebco Evans Holding Company (the "Company") made pursuant to the Prospectus, dated November 10, 1997 (the "Prospectus"), if certificates for the outstanding 11 1/4% Senior Redeemable Exchangeable Preferred Stock due 2008 of the Company (the "Old Preferred Stock") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 12 midnight, New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to State Street Bank and Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender shares of Old Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 12 midnight, New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

              STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

                      By Mail
           (registered or certified mail                       By Hand or Overnight Courier:
                   recommended):
                                                                   State Street Bank and
               State Street Bank and                                   Trust Company
                   Trust Company                                   c/o Boston Equiserve
               c/o Boston Equiserve                                  150 Royall Street
                   P.O. Box 8029                                     Canton, MA 02021
               Boston, MA 02266-8029

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the number of shares of Old Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed
Delivery Procedures" section of the Prospectus.

Principal Amount of Notes Tendered:

------------------------------------------------------------

Certificate Nos. (if available):

------------------------------------------------------------

Aggregate Liquidation Preference Represented by Certificate(s):

$
----------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X____       __

X____       __
       Signature(s) of Owner(s)                            Date
       or Authorized Signatory

Area Code and Telephone Number:

                 ---------------------------------------------------------------
     Must be signed by the holder(s) of shares of Old Preferred Stock as their name(s) appear(s) on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If shares of Old Preferred Stock will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

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
Name(s):           ------------------------------------------------------------
                   ============================================================
                   ------------------------------------------------------------
Capacity:
                   ============================================================
Address(es):
                   ============================================================
Account Number:
                   ------------------------------------------------------------

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the shares of Old Preferred Stock being tendered hereby or confirmation of book-entry transfer of such shares of Old Preferred Stock into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm
--------------------------------------------------------------------------------
Address
================================================================================
Area Code & Telephone No.
--------------------------------------------------------------------------------
Authorized Signature
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
          (Please Type or Print)

Title
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF SHARES OF OLD PREFERRED STOCK WITH THIS FORM.
      CERTIFICATES OF SHARES OF OLD PREFERRED STOCK SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.